GOLDSPRING

A Precious Metals Company

Comstock Project

775-847-5272

www.goldspring.us

Safe Harbor Statement

Safe Harbor Statement under the United States Private SecuritiesLitigation Reform Act of 1995:
Except for the statements of historical fact contained herein, the information presented constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, include, but are not limited to those with respect to, the price of gold, the estimation of mineral reserves and resources, the realization of mineral reserves estimates, the timing and amount of estimated future production, costs of production, capital expenditures, costs and timing of the development of new deposits, success of exploration activities, Goldspring's hedging practices, permitting time lines, currency fluctuations, requirements for additional capital, government regulation of mining operations, environmental risks, unanticipated reclamation expenses, title disputes or claims limitations on insurance coverage and the timing and possible outcome of pending litigation. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", or "does not expect", "is expected", "budget", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variation of such words and phrases or state that certain actions, events or results, "may", "could", "would", "might" or "will" be taken, occur or be achieved. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Goldspring to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the actual results of current exploration activities, actual results of current reclamation activities, conclusions of economic evaluations, changes in project parameters as plans continue to be refined, future prices of gold, possible variations in ore grade or recovery rates, failure of plant, equipment or processes to operate as anticipated, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities, as well as those factors. Although Goldspring has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that forward-looking statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements.

Overview

- Project Location
- Exploration Methods
- Drilling Information
- Regional Geology
- Project Geology
- Cross Section
- 3D Modeling
- Conclusion

Project Location


Storey
Goldspring Project Area
0 30 60 120 Miles

Exploration Methods

- Surface mapping
- Surface sampling
- Geochemistry and geophysics
- Determining likely mineralization areas
- Target drill holes
- Drill to expand known mineralization

Drilling Information

- Reverse circulation drilling to explore and define mineralized zones
- RC drilling is used to ensure a clean, uncontaminated 5 foot sample
- Geologists log RC cuttings to determine rock types and mineralization
- RC drill logs entered into computer model

Regional Geology


Legend
Surface Geology
Source, Unit
Alta Andesite
Knickerbocker Andesite
Kate Peak
Jurassic Metaigneous
Santiago Canyon Tuff
Tertiary Gravel
Sutro member sediments
State Plane Feet NAD83
0 500 1,000 2,000 3,000
Feet

Project Geology


Tka
d
Tka
Tkpi
15
20
15
Tst
Tg

Cross Section



L91-62
L07-04
L08-76
Zone
Of
Mineralization
Old
Workings
Fault Traces

3D Modeling


LONGITUDINAL SECTION OF THE COMSTOCK LODE
MAP
OF THE
COMSTOCK LODE
AND THE
WASHOE MINING CLAIMS
IN
STOREY & LYON COUNTIES,
NEVADA.
T.D.PARKINSON, C.E.


EXPLANATION
GEOLOGIC MAP AND SECTIONS OF THE VIRGINIA CITY QUADRANGLE, NEVADA














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